UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                  reported):
                     December 21, 2005 (December 21, 2005)

                          Brookdale Senior Living Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                 001-32641               20-3068069
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  (State or other jurisdiction of     (Commission            (IRS Employer
           incorporation)             File Number)        Identification No.)


      330 North Wabash, Suite 1400, Chicago, Illinois            60611
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                (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code   (312) 977-3700
                                                   ----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 19a-12 under the Exchange Act (17 CFR 240.19a-12)

[ ] Pre-commencement communications pursuant to Rule 19d-2(b) under the Exchange Act (17 CFR 240.19d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         Item 1.01         Entry into a Material Definitive Agreement


         On December 21, 2005, Brookdale Senior Living Inc. (the "Company") issued a press release, attached hereto and incorporated herein by reference as
Exhibit 99.1, announcing the entry into a material definitive merger agreement (the "Merger Agreement") on the date hereof by its wholly-owned subsidiaries, BLC Acquisitions, Inc. ("BLC") and SALI Merger Sub Inc. ("Merger Sub"), with Southern Assisted Living, Inc. ("SALI"), whereby Merger Sub would merge with and into SALI. In exchange for all of issued and outstanding shares of capital stock, options and warrants of SALI, the current shareholders, optionholders and warrantholders of SALI would receive approximately $82.9 million in cash. Included in the transaction are 41 senior living facilities, with 2,887 assisted living beds, that are currently leased and operated by SALI. In addition, SALI manages one property for a third party. The facilities are located in North Carolina, South Carolina and Virginia.

         The transaction is expected to close at the end of the first quarter of 2006 and is subject to a forty-five day due diligence period during which BLC may terminate the Merger Agreement for any reason and without penalty, as well as landlord consent and certain other customary closing conditions, covenants, agreements and purchase price adjustments.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated December 21, 2005.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BROOKDALE SENIOR LIVING INC.
                                           (Registrant)

                                           /s/ Deborah C. Paskin
                                           -----------------------------------
                                           Deborah C. Paskin
                                           Executive Vice President, Secretary
                                           and General Counsel


Date: December 21, 2005

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                                 EXHIBIT INDEX

Exhibit Number             Exhibit
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99.1                       Press Release dated December 21, 2005